UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 19, 2016

PACIFIC VENTURES GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54584	75-2100622
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

117 West 9th Street, Suite 316, Los Angeles, California	90015
(Address of principal executive offices)	(Zip Code)

(310) 392-5606
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

Effective October 15, 2015, Anderson Bradshaw PLLC was dismissed as the Company's independent registered public accounting firm. The decision was approved on October 15, 2015 by the Board of Directors of Pacific Ventures Group, Inc.

During the Registrant's fiscal year ended December 31, 2014, and the subsequent period through dismissal on October 15, 2015, there were (i) no disagreements with Anderson Bradshaw PLLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The report of Anderson Bradshaw PLLC regarding the Company's financial statements for the fiscal year ended December 31, 2014 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of Anderson Bradshaw PLLC on the Company's financial statements for the fiscal year ended December 31, 2014 contained an explanatory paragraph which noted that there was substantial doubt about the Company's ability to continue as a going concern.

The Registrant provided Anderson Bradshaw PLLC with a copy of the disclosures made in this Current Report on Form 8-K on April 20, 2016, and requested that Anderson Bradshaw PLLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Registrant's statements herein and, if not, stating the respects in which it does not agree. A copy of the letter furnished by Anderson Bradshaw PLLC is attached as Exhibit 16.

On April 19, 2016 the Registrant engaged Dylan Floyd Accounting and Consulting as the Registrant's new independent registered public accounting firm. The appointment of Dylan Floyd Accounting and Consulting was approved by the Board of Directors of Pacific Ventures Group, Inc.  Dylan Floyd Accounting and Consulting will be reviewing and providing audit services related to the financial statements that are to be included in the Annual Report for the period ended December 31, 2015.  Dylan Floyd Accounting and Consulting did not prepare or provide any financial reports for any periods prior to the date of engagement, nor did it prepare or provide any financial reports for, or prior to the year ended December 31, 2015.  Neither the Company, nor any person on behalf of the Company, consulted with Dylan Floyd Accounting and Consulting during the Company's two most recent fiscal years or the subsequent interim period prior to the engagement of Dylan Floyd Accounting and Consulting and the dismissal of Anderson Bradshaw PLLC.

9.01 Exhibits

Exhibit Number	Description

16	Letter from Anderson Bradshaw PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC VENTURES GROUP, INC.

Date: April 20, 2016	By:	/S/ Robert Smith
Robert Smith Chief Executive Officer